2011 Financial Community Briefing March 23, 2011 Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are
intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s Annual Report on Form 10-K for the year ended November 30, 2010 and the Company’s Current Report on Form 8-K dated March 22,
2011, each of which are on file with the SEC and available on the Company’s website at
www.discoverfinancial.com. Certain reconciliations are also included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-
Looking Statements," "Risk Factors," "Business – Competition," "Business – Supervision and Regulation" and
"Management’s Discussion and Analysis of Financial Condition and Results of Operations" in the Company’s
Annual Report on Form 10-K for the year ended November 30, 2010, which is on file with the SEC.
Certain historical financial information about the Company that we have included in this presentation has been derived from Morgan Stanley’s consolidated financial statements and does not necessarily reflect what our financial condition, results of operations or cash flows would have been had we operated as a separate, stand-alone company during the periods presented.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including, but not limited to: Discover
®
, PULSE
®
, Cashback Bonus
®
, Discover
®
Network and Diners Club International
®
. All other trademarks, trade names and service marks included in this presentation are the property of their respective owners.

Roger Hochschild
PRESIDENT & CHIEF OPERATING OFFICER
Carlos Minetti
PRESIDENT CONSUMER BANKING & OPERATIONS
Harit Talwar
PRESIDENT U.S. CARDS
Diane Offereins
PRESIDENT PAYMENT SERVICES
Exploiting the payments
opportunity
Diversifying into higher growth
asset classes
Driving profitable card growth
2010 Accomplishments &
2011 Priorities
Delivering shareholder value
through strong financial performance
Roy Guthrie
CHIEF FINANCIAL OFFICER
Q&A
Agenda
David Nelms
CHAIRMAN & CHIEF EXECUTIVE OFFICER
Using our Direct Banking & Payments
assets to deliver profitable growth

2011 Financial Community Briefing
David Nelms
Chairman &
Chief Executive Officer
Using our Direct Banking and Payments assets to deliver profitable growth
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

Strong results in Direct Banking and Payments
•
Card business generating strong profitability
– Credit trends provide flexibility to invest for growth
– Expect modest Card receivable growth in 2H 2011
•
Have continued to diversify our portfolio with the acquisition of The
Student Loan Corporation
– Other consumer lending receivables are now ~15% of total receivables
– Leveraging unsecured lending and marketing capabilities to drive more rapid asset growth at attractive returns
•
Focused on increasing acceptance globally and exploiting opportunities in debit and mobile
– Targeting Payment Services long-term profit growth of 15-20% with 10%+
volume CAGR
•
We continue to generate excess capital and are one of the first financial services companies to restore the dividend
– Fully restored quarterly dividend to $0.06

Preferred Banking Channel (%)
Source American Bankers Association Survey 2010
95%
82%
76%
76%
59%
99% Citi
BofA
Amex
JPMorgan
CapOne
DFS
2 Yr Avg. Risk Adjusted
Efficiency Ratio
(1)
(%)
Source SNL, Regulatory Reports FY2010 & FY2009
Note(s)
1. Non-interest expense divided by net revenue less provisions
2. Excludes one-time special items per Bank of America presentation dated 3/9/11
Direct banking is efficient & aligns with consumer preference
(2)
Direct
Channels
Internet
36%
Mail
8%
Branch
25%
ATM
15%
NA
7%
Phone /
Mobile
9%

• Discover Network
– Growth in merchant acceptance
and partnerships
– Mobile and alternative payment
opportunities provide
longer-term potential
• PULSE
– Continue rapid volume and
profit growth
– Regulatory changes may create
opportunity for share gain
• Diners Club
– Improve competitive position in
key markets
– Drive growth from network deals
with JCB, BC Card, etc.
Unique payments assets are growing rapidly
$29
$141
2006 2010
Payment Services
Pre-Tax Profits (MM)
2006 – 2010
CAGR: 48%

Profitable long-term growth model
Asset Growth
EPS Growth /
Contribution
Card 2 - 4% 3 - 4%
Other Consumer Lending 20 - 25% 3 - 4%
Payments NA 2%+/-
Organic Growth 5 - 6% 8 - 10%
Capital Management /
Acquisitions 0 - 4% 2 - 5%
Total Growth 5 - 10% 10 - 15%
Targets:
TCE / TA
(1)
~8%
ROE 15% +
Note(s)
1. Defined as tangible common equity to tangible assets

2010 Accomplishments & 2011 Priorities
Roger Hochschild
President &
Chief Operating Officer
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

• Record year for Discover card sales volume
– $92.5 billion with growth of 6% YOY
• Announced acquisition of The Student Loan Corporation
– ~$4 billion in private student loans
(1)
• Continued success in direct-to-consumer (DTC) deposit funding
– 64% increase in DTC deposits to $20Bn+
• Increased merchant acceptance
– 8% increase in net active merchant outlets
• Improved credit performance
– 185bps decrease in net charge-offs from 4Q09 to 4Q10
•
Strong year of profits
– $765 million net income with ROE 15%+ for 2Q10 to 4Q10
• Focused on capital / liquidity / funding
– 10% tangible common equity / tangible assets
(2)
2010 – another year of significant accomplishments
Note(s)
1. $3.1 billion after purchase accounting on 12/31/10
2. See appendix for reconciliation

Superior risk management drives credit outperformance
Note(s)
1. Discover data based on calendar year; adjusted for FAS 166/167 for periods prior to 1Q10
2. Includes JPM Chase (Card Services), Citi (Branded Card NA), American Express (U.S. Card), Capital One (U.S. Card) and Bank of America (U.S. Card)
Credit Card
Net Charge-Off Rate (%)
4%
5%
6%
7%
8%
9%
10%
11%
1Q08 3Q08 1Q09 3Q09 1Q10 3Q10
Discover Peer Avg
(1)
4Q10
• Disciplined approach
–
Continuous investment in
analytics / data sources
–
Strong credit performance and
well positioned portfolio
• Using card capabilities to drive
growth
–
Viable cross-sell opportunities
to existing card customers
–
Judgmental underwriting with
analysis of cash flows
(2)

2011 Performance Priorities
Card
• Return to growth by gaining wallet
share and increasing new accounts
• Expand merchant acceptance and
marketing partnerships to drive sales
Payments
• Capture opportunities from
changing debit market
• Leverage strategic partnerships to
build global network
Student & Personal Loans
• Integrate SLC & build upon profitable
position in private student lending
• Continue to generate strong returns
in personal loans and expand into
new categories
Savings
• Leverage retail deposit channel to
provide liquidity and optimize
funding cost
• Expand affinity business and suite
of banking products

Harit Talwar
President, U.S. Cards
Driving profitable card growth
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

Well positioned for profitable growth
• Our business is positioned to generate a pre-tax ROA of 2.5%+ and an ROE of 15%+ on a sustainable basis
• Increasing usage and wallet share with existing customers, leveraging:
– Brand leadership in Rewards, Service and Value
– Unique partnerships with leading merchants
– New programs and acceptance expansion
– Increased brand presence
• Strong growth in new accounts
• Outperforming the industry over the last two years:
Discover
(1)
Peer Avg
(2)
Sales 2% (11%)
Receivables (9%) (23%)
• Continued momentum
– 1Q11: Sales 7% and receivables (3%)
Note(s)
1. Calendar year; data prior to 2010 adjusted for FAS 166/167
2. Includes AXP, BAC, C, COF, and JPM
Source Internal data, public company filings and The Nilson Report (Nilson)

Delivering robust revenue margin through the cycle
Restrictions on re-pricing / fees
Interest charge-offs
Pricing actions
Lower promotional receivables
–
–
+
+
Restrictions on re-pricing / fees
Higher promotional receivables
Spend margin
Interest charge-offs
–
–
+
+
Post CARD Act /
Economic Cycle
CARD Act /
Economic Cycle Impact

Note(s)
1. Discover fiscal 2008
52%
66%
75%
27%
22%
10%
21%
12%
15%
Pre-CARD Act 1Q 11 Normalized
Promotional Standard Default / Cash
Modified the business model to reduce reliance
on promotional balances
(1)

Attractive opportunity for growth with existing customers
Discover
Discover
Off-Us
Off-Us
On-Us
On-Us
Sales Loans
Note(s)
Loans / Sales – Credit bureau data and internal modeling
On-Us represents activity with Discover Card; Off-Us represents activity by Discover Cardmembers with other competitors

79% 79%
72% 72% 72%
71%
DFS AXP JPM C BAC COF
Source 4Q 2010 Brand Tracker study, Millward Brown
Brand resonating strongly with customers
Recommend to a Friend
(1)
1.
% of survey participants who strongly / somewhat agree with the statement “I would recommend to a friend”; among cardholders who say they use that brand’s card most often to make purchases
Note(s)

Sustained rewards leadership
67%
42%
33%
29%
23%
18%
DFS JPM AXP C COF BAC
Best Cash Rewards
(1)
Source 4Q 2010 Brand Tracker study, Millward Brown
Note(s)
1. % of unaided cardmembers who identify the brand with the statement “best cash rewards”; among cardholders who say they use that brand’s card most often to make purchases

20 Rewards programs driving record levels of customer engagement 14 18 23 2008 2009 2010 Enrollments (MM)

Merchant programs delivering value to customers
Note(s)
Internal data; Value to Customers reflects the extra rewards/discounts received by customers from merchants on Discover offers
13%
Value to
Customers
Merchant Partners
$ 100MM
300+
24%
YOY

Acceptance and marketing programs driving usage and sales
Note(s)
1. Estimation based upon previously non-accepting and accelerated sign-up of new merchants
Sales Impact ($Bn)
(1)
$3.4
$2.4
$1.4
2008 2009 2010

280MM+ opportunities to deliver great customer experience
J.D. Power
Customer Satisfaction Score
769
757
711
699 699
692
AXP DFS JPM BAC COF C
Source J.D. Power and Associates, 2010 Credit Card Satisfaction Study
33MM Conversations
250MM Interactions
Note(s)
Overall score is a composite of six weighted factors including interaction, billing and payment process, credit card terms, rewards, benefits and services, and problem resolution.  Total possible score = 1000

Strong analytics and risk management identifying
growth opportunities
Integrated account lifecycle
management
Investment in judgmental underwriting
Customer insight driving offers
Enhanced balance transfer
functionality
Control Test
Control Test
45%
30%
Customer Response Rate
Balance Transfer Volume
Case Study:
Balance Transfer Functionality
Note(s)
Control population mailed standard offer.  Test population mailed alternative offer.
Test conducted in 3Q10.

Increasing wallet share
2008 2010
2008 2010
Wallet Share
of Loans
Wallet Share
of Sales
16% 27%
Sources Internal calendar year data and public company data
Note(s)
Wallet Share is the amount of customer loans / sales with Discover vs. other cards in the wallet
Share based upon credit bureau data and internal modeling

Strong new account growth 24% Spend per Account Average FICO New Accounts 25% 728 1Q11 YOY Note(s) 1. Based on the 2010 Brand Keys Customer Loyalty Engagement Index Report (1) 26

Note(s)
1. Among general population; % of cardmembers who strongly / somewhat agree with the statement “provides excellent overall value”
Source 4Q 2010 Brand Tracker study, Millward Brown
35%
34%
33%
30%
26%
25%
DFS JPM AXP COF BAC C
Establishing value leadership
Provides Excellent Overall Value
(1)

Significantly increasing brand presence
Share of
Media Spend
(1)
Share of
Voice
(2)
Note(s)
1. Share of Spend = Discover media spend vs. AXP, BAC, C, COF, JPM, V, MA
2. Share of Voice = Total Discover media impressions vs. AXP, BAC, C, COF, JPM, V, MA
3. Average of 2005-2009
6%
11%
Historical 2010
7%
20%
Historical 2010
(3) (3)
Source Nielsen

Well positioned for profitable growth
• Our business is positioned to generate a pre-tax ROA of 2.5%+
and an ROE of 15%+ on a sustainable basis
• Increasing usage and wallet share with existing customers
• Strong growth in new accounts
• Outperforming the industry in sales and receivables over the last two years

Carlos Minetti
President, Consumer Banking &
Operations
Diversifying into higher growth asset classes
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

Achieved significant milestones in direct
banking expansion
• Delivered a differentiated value proposition and extended reach of
Discover brand to become top 5 in:
–
Direct deposits
–
Personal loans
–
Student loans
• Achieved scale and earned customer loyalty in deposits
• Attained growth and profitability targets in personal loans
• Acquired The Student Loan Corporation and became a leader in student loans

34 Discover Direct Deposits

Discover has grown to become a leader in
direct deposits
Direct Deposits (Bn) Direct Deposit Competitors (Bn)
(1)
$20.6
$12.6
$6.1
$3.4
2007 2008 2009 2010
4Q10
Market
Share %
ING Bank, FSB $77.7 29%
Charles Schwab Bank $50.6 19%
USAA Federal Savings Bank $35.6 13%
Ally Bank $24.7 9%
Discover Bank $20.6 8%
E*TRADE Bank $15.6 6%
American Express Bank, FSB $8.9 3%
Other $35.1 13%
Total $268.8 100%
Note(s)
1.  Includes non-brokered, direct banks with fewer than 10 branches
2007 – 2010
CAGR: 82%
Source Informa Research Services, SNL, internal data

Note(s)
1. Balance percentages as of FYE2010
2. Transaction expected to close mid-year, subject to regulatory approval
We have developed strong customer and
affinity relationships
• Surpassed $2Bn in
deposits in 2010
• Launched in May
2010
• Announced in
February 2011
• Acquiring ~ $1Bn
in deposits
(2)
• Signed in March
2011
Depth of Relationships
(1)
Affinity Relationships
Single
Deposit
Account
Multiple
Deposit
Accounts
Deposit +
Card
Account
Deposit +
Affinity
Account
43%
12%
20%
25%

37 Our success comes from a focus on service and value

Our value proposition resonates with consumers
$37K
$50K
$36K
CD Retention Rate Money Market Balance Build
79%
77%
77%
77%
77%
4Q09 1Q10 2Q10 3Q10 4Q10
30%
Note(s)
1.  Discover 2010 annual data
2.  Representative of industry over-the-cycle experience, 2006 – 2010
-28%
Initial
Balance
After
1 Yr
Initial
Balance
After
1 Yr
Discover
(1)
Industry
(2)
$48K
Source First Manhattan Consulting Group

Direct deposits has become a large and
attractive funding source
Relative Funding Costs
March 2011
Funding Sources
November 2010
Direct-to-
Consumer
(1)
Brokered CDs
(2)
ABS
Other
Internal Benchmark
(1)
Direct-to-Consumer
30%
26%
40%
4%
Total:  $52Bn
On-line
Savings
24-month
CD
5-year CD
0%
1%
2%
3%
Note(s)
1. Obtained from consumers directly or through affinity relationships
2. Obtained through third-party securities brokerage firms who offer our deposits to their customers
Note(s)
1. Internal analysis of Discover funding sources

Direct deposits is positioned to support firm-wide growth
• Targeting deposit growth of 20-25% in 2011
–
Product expansion
–
Additional affinity relationships
• Continue investment in infrastructure
• Economics further improve in rising rate environment

41 Discover Personal Loans

42 Personal Loans poised for sustained growth Personal Loans Receivables Growth ($Bn) $0.2 $1.0 $1.4 $1.9 2007 2008 2009 2010 2008 – 2010 CAGR: 37%

We have achieved leadership in the prime
credit segment
2010 Industry Originations ($Bn) Market Position (Prime Only)
$12
$5
$4
Prime Near Prime Sub Prime
16%
8%
76%
Discover 5 Peers
(1)
Others
Note(s)
1.  Includes: Citibank, Chase, Wells Fargo, Bank of America and Capital One
Total:  $21Bn Total:  $12Bn
Source Credit bureau data, Discover analysis Source Credit bureau data, Discover analysis

Consumer acceptance is driven by a
compelling value proposition
• Competitive rates relative to substitutes
–
300bps – 400bps lower than existing debt
(1)
• Financial control
–
Fixed single monthly payment
–
Paydown within set time frame
• Customer experience
–
Consultative underwriting
–
Quick decision and funds disbursement
Note(s)
1. Discover internal analysis

Disciplined underwriting is a key contributor to profitability
• Custom credit and paydown
models – 40% lift compared to
generic models
• Judgmental underwriting with
analysis of cash flows
• Verification of income or
employment
• Direct payment  to creditors for
debt consolidation
Origination by Credit Score
Industry Discover
0%
10%
20%
30%
40%
50%
501-
600
601-
700
701-
800
801-
900
901-
990
Source Credit bureau data, Discover analysis of 2010 originations

Our business model generates competitive
credit performance
Vintage Charge-Off Curves 60+ Past Due Rates (%)
Industry Discover
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
2 4 6 8 10 12 14 16
Months on Book
Prime Peers Discover
0.73%
1.37%
0.98%
3.45%
3.31%
3.54%
Q4-08 Q4-09 Q4-10
Source Industry - credit bureau data; Discover – internal data Source Credit bureau data, Discover analysis

47 We are on track to deliver targeted returns Net Interest Income Loss Provision Operating Expenses Target ROA 9% (4%) (2%) 3% Targeted Personal Loan Returns (1) Note(s) 1. Over life of loan

Personal loans is positioned for profitable growth
• Targeting receivables growth of 20-25% in 2011 while maintaining credit quality
• Increase product awareness
• Penetrate deeper into broad market population
• Expand into pertinent segments
–
Smaller loan size
–
Shorter duration
• Develop affinity partnerships

49 Discover Student Loans

Higher education is a good investment
Income by Education Level ($000)
(1)
Unemployment Rates
(1)
Note(s)
1. Age 25 and over; based on highest degree obtained
National
Average 9%
14%
10%
8%
4%
No High
School
Diploma
Associate
or Some
College
Bachelor's
Degree or
Higher
High
School
Graduates
Sources U.S. Census, Current Population Surveys 2008 Sources U.S. Bureau of Labor Statistics, January 2011
Note(s)
1. Based on highest degree obtained
21
31
33
40
59
71
100
125
Not a high school
graduate
High school
Some college
Associate's
Bachelor's
Master's
Doctorate
Professional

Enrollment and costs continue to increase
Average Annual College Cost
(1)
($K)
Note(s)
1. Average published tuition, fees, room and board in current dollars
Sources College Board, Trends in College Pricing (2010); National Center for
Education Statistics,  Enrollment in Postsecondary Institutions (‘07-’09)
Total College Enrollment (MM)
$17.8
$18.8
$19.3
2007-2008 2008-2009 2009-2010
18.7
19.6
21.0
2007-2008 2008-2009 2009-2010
CAGR: 6% CAGR: 4%
Sources College Board, Trends in College Pricing (2010); National Center for
Education Statistics,  Enrollment in Postsecondary Institutions (‘07-’09)

Private loans are an important source of
educational funding
Target Market for Private Loans
2010 Sources of Educational
Funding ($Bn)
Private
Loans
$8
Personal
Funds
$198
Grants
and Other
$103
Federal
Loans
$97
Total:  $406Bn
Source College Board, Trends in Student Aid (2010)
Cost of Attendance
Household
Income
Target Market

Private student loans are an attractive business
• Students and parents need private loans to supplement other sources of aid as education costs continue to rise
• Private student loans have better features and consumer protections than other types of unsecured loans
• Student loans are an asset with long duration and relatively low credit losses
• Top 5 lenders account for significant market share and benefit from scale
• Students are an upwardly mobile customer base

Our approach provides strong value to
students, parents and schools
Students & Parents
100% Solution
Private education loans for students
at 4-year colleges and graduate
schools, up to the cost of attendance
Simplicity
Easy application and repayment
processes and assistance as
customers enter repayment
Rewarding
2% Graduation Reward and periodic
extras
Schools
Reliable
Stable and consistent, providing
industry-leading service
Responsible
Responsible lending at every step of
the process
Flexible
Support for school processing
preferences

Compelling value proposition drives customer satisfaction
Recommend to a Friend Satisfaction with Loan Provider
0%
10%
20%
30%
40%
50%
60%
70%
80%
Discover Chase Wells
Fargo
Sallie
Mae
0%
10%
20%
30%
40%
50%
60%
70%
80%
Discover Chase Wells
Fargo
Sallie
Mae
Source Milward Brown 2011; based on Discover originated loans Source Milward Brown 2011; based on Discover originated loans

Disciplined underwriting is critical to profitability
Origination FICO Distribution
• Proprietary underwriting /
scoring models
• Only 4-year colleges and
graduate schools
• High co-signer rate
• School selection based on low
government default rates
• 100% school certified
• 100% disbursed through school
4%
11%
20%
25%
27%
13%
< =690 720 750 780 810 > 810
Source 2010 Discover originations

Early credit performance consistent with expectations
Cumulative Lifetime Loss Rate Loss as % of Original Balance
0%
2%
4%
6%
8%
10%
12%
14%
16%
1 3 5 7 9 11 13
Years in Repayment
Sallie Mae Traditional Discover
3.20%
2.68%
4.30%
3.40%
0-12 13-24
Months in Repayment
Sallie Mae Traditional Discover
Source Sallie Mae 4Q10 Investor Presentation, Discover analysis Source Sallie Mae 4Q10 Investor Presentation, Discover analysis

58 We are on track to deliver targeted returns Net Interest Income Loss Provision Operating Expenses Target ROA 5% (1%) (1.5%) 2.5% Targeted Student Loan Returns (1) Note(s) 1. Over life of loan

The Student Loan Corporation acquisition
strengthens Discover Student Loans
• Diversifies Discover loan portfolio
at attractive returns
• Enhances competitive position with
combined entity expected to be a
top 3 originator of private loans
• Adds scale in servicing, capacity
and expertise
• Increases product breadth to meet
a larger set of customer needs and
expands lifecycle marketing
opportunities
• Complements network of school
relationships and online properties
• Deepens proprietary underwriting
capabilities
2009-2010 Disbursements ($Bn)
DFS
$0.4
$0.6
SLC
$0.8
$2.0
$2.3
Sallie Mae Wells
Fargo
Discover Chase
$1.2
Source Student Lending Analytics (2010), College Board, Trends in Student Aid (2010)

We acquired a seasoned portfolio with
attractive characteristics and scale
75% Loans in repayment
74% Loans with co-signer
724 Average FICO
83% ABS funding
$4.2Bn
(1)
Total assets
The Student Loan Corporation
Note(s)
1.  Represents book value as of 11/30/10

Acquisition expanded penetration among target schools
SLC
350
Discover is on Preferred Lender List
at 1150 of 1350 Target Schools
Target Schools
Top School Penetration
(1)
200
• 83% of top 100 colleges
• 91% of top 50 Business schools
• 90% of top 50 Law schools
• 87% of top 50 Medical schools
Note(s)
1.  Incorporates US News Rankings, 2010
DSL
250
550

Leading online presence
www.wellsfargo.com
www.chasestudentloans.com
www.salliemae.com
www.studentloan.com
#14
#8
#2
#1
Google Unpaid Search Return Rankings
Keyword “Student Loan”
Source www.google.com, March 2011

Student loans is positioned for profitable future growth
• Integration of The Student Loan Corporation is on track
• Targeting net receivable growth of $1Bn+ in 2011
• Strong pipeline of repeat business
• Competitive product set with opportunities for expansion
• Increased marketing to Card customer base and new affinity partnerships

Consumer banking businesses have matured
and are well positioned for future expansion
• Achieved robust growth in Consumer Lending and Deposits
- ~$21Bn in direct-to-consumer deposits
- ~$7Bn in consumer lending receivables
• Extended the Discover Brand beyond credit cards
• Attained profitability and established a solid foundation for growth
• Capitalized on shifting market dynamics and consumer behaviors

Exploiting the payments opportunity
Diane Offereins
President Payment Services
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

Delivering growth in all three payment networks
Domestic acceptance
network for Discover
proprietary cards and
partner issuers
•
$103Bn volume
•
30+ issuers
Domestic PIN debit
network with global ATM
acceptance
•
$118Bn volume
•
4,400+ issuers
•
783,000 ATMs
•
80+ countries
Global payments
network targeting
upscale customers,
frequent travelers and
corporate clients
•
$27Bn volume
•
80+ licensees
•
185 countries
and territories
Note(s)
Based on the trailing four quarters ending 4Q10
Volume
Change (YOY)
+6% +6%
+8% +8%
+4% +4%

Momentum - strong increase in volume and profits
$141
$107
$81
$37
$29
2006 2007 2008 2009 2010
91
96
70
86
106
109
118
13
$163
$186
$221
$232
$248
90
94
96
7
6
6
5
3
26
27
2006 2007 2008 2009 2010
Volume Growth (Bn) Payment Services PBT (MM)
Partner
Issuance
Proprietary
2006 – 2010
CAGR: 48%
2006 – 2010
CAGR: 11%

Growth initiatives for 2011 and beyond
Primary efforts include
• Increase acceptance and volume
–
U.S. efforts
–
Invest in global acceptance
–
Increase partner issuance volume
• PULSE – address regulatory disruptions
• Continue to grow Diners Club
• Increase global footprint through alliances
• Focus on alternative payment solutions and innovative technologies

The last mile - Discover acceptance in the U.S.
• Accelerating growth of 30 day
active merchants
• Increased volumes on the
Discover Network
• Closing the gaps
–
Industry partners
–
High impact merchant focus
–
Awareness
• Success with merchant partners
Domestic Focus
Merchant Outlet Coverage
(1)
Source Internal data
76%
86%
92%
96%
97%
2006 2007 2008 2009 2010
Note(s)
1.
U.S. points of sale enabled for Discover acceptance per Discover internal analytic  study

Building the future - investing in global acceptance
• Significant investments are being
made related to global acceptance
• Utilizing hybrid acceptance model
for accelerated global growth
• Implementation of multiple
partnerships with acquirers and
franchises
Global Focus Global Merchant Acquirers

Cultivating partner volume on the networks
• Volume growth driven by:
–
GE / Wal-Mart / Sam’s Club
–
HSBC
–
International agreements
• New business pipeline continues
to grow
• Prepaid strategy that is driven by
campus, incentive and
promotional cards leveraging our
unique network assets
• Announced new relationship with
First National Bank of Omaha
Partner Issuance
Network-to-Network

PULSE - continued strong growth in 2010
3.3
2.9
2.7
2.3
1.9
2006 2007 2008 2009 2010
Transactions (Bn)
2006 – 2010
CAGR: 15%
Volume ($Bn)
$118
$109
$106
$86
2007 2008 2009 2010
2007 – 2010
CAGR: 11%

Implications of the Durbin amendment
• Changes in network participation
requirements expected to result in
redistribution of PIN debit volume
• PULSE positioned to on-board
issuers that need to add an
unaffiliated debit network
• Increasing capacity to address
potential demand

Strategic Initiatives PULSE® Internet PIN Debit
• Continue to invest in leading
products and technology
• Expand international and
domestic ATM acceptance
• Support issuers in responding
to changing landscape
• Continue to focus on cost
management and efficiency
initiatives
• Implement the next generation
of world class infrastructure
• Available network-wide
October 25, 2010
• Delivers economic benefits to
both issuers and acquirers as
compared to signature debit
• Secure payment method
• Ease of use
PULSE – seizing opportunities

75 Diners Club – on track to deliver long-term value Strategic plans • Invest in product development efforts • Add franchises • Help franchises build stronger value propositions

76 Building a global brand that feels exclusive Strategic directions • Continuing to re-invigorate brand • Expand global advertising and extend growth incentives • BELONG campaign

Partnering in alternative payments and technology
•
Explosive growth in mobile devices has cultivated the
demand for innovative payment methods and services
•
Focus on new ways to facilitate credit, debit and
alternative transactions
•
Grow consumer base beyond the “tech forward” crowd

• On the path of reinvention • Focusing on collaboration • Embracing innovation • Addressing a changing landscape • Seizing opportunities A globally diversified payments business 2011 and Beyond 78

Delivering shareholder value through strong
financial performance
Roy Guthrie
Chief Financial Officer
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

Financial performance
($ MM, except per share data) 1Q11 1Q10
Net Interest Income $1,170 $1,145 $25
Other Operating Revenue 563 546 17
Total Revenue $1,733 $1,691 $42
Net Charge-offs $689 $1,082 ($393)
Reserve Changes build/(release) (271) 305 (576)
Provision for Loan Loss $418 $1,387 ($969)
Total Operating Expense $595 $475 $120
Pretax Income $720 ($171) $891
Net Income (Loss) $465 ($104) $569
EPS $0.84 ($0.22) $1.06
ROE 28% -6% NM
Total Average Receivables $51,488 $51,555 ($68)
Net Interest Margin 9.22% 9.01% 21bps
YOY
Change

Improving credit fundamentals with stable revenues…
Net Interest Margin (%)
(1)
Revenues
(2)
Note(s)
1. Defined as net interest income (annualized) divided by average total loans for the period
2. Defined as revenue before rewards expense less interest expense for Direct Banking segment
3. Defined as revenue before rewards expense less interest expense and charge-offs for Direct Banking segment
9.2%
9.3%
9.2%
9.1%
9.0%
1Q10 2Q10 3Q10 4Q10 1Q11
900
797
689
$1,792
$1,769
$1,837
$1,730
710
768
938 933
1,173
1,001
1,082
$1,862
1Q10 2Q10 3Q10 4Q10 1Q11
Net Credit Revenue Charge-offs
(3)

… partially offset by higher investment spending…
$413
$416
$435
$469
$459
1Q10 2Q10 3Q10 4Q10 1Q11
131
150
136
$252
$272
$325
$352
$342
167
174
194
202
206
98
85
1Q10 2Q10 3Q10 4Q10 1Q11
Rewards Mkt & Bus. Development
Core Operating Expenses
(1)
Investment Spending
Note(s)
1. Represents total company “other expenses” excluding marketing and business development
2. Excludes 1Q10 credit related to settlement
3. Excludes one-time SLC transaction expenses
Source Total Company Source Total Company
(2) (3)

0%
2%
4%
6%
8%
10%
1Q05 3Q06 1Q08 3Q09 1Q11
… with expectation for continued credit
improvement driving reserve releases
Credit Card
Delinquency Rates (%)
Credit Card Net
Charge-off Rate (%)
Note(s)
Data prior to 1Q10 have been adjusted for FAS 166/167
~$400MM
/ Quarter
$1.1Bn
Reserve
Releases
0%
1%
2%
3%
4%
5%
6%
1Q05 3Q06 1Q08 3Q09 1Q11
30+ Delinquency Rate
90+ Delinquency Rate

$459
$347
$258
$185
($122)
1Q10 2Q10 3Q10 4Q10 1Q11
Profits drive further improvement in balance sheet flexibility
Net Income to
Common Stockholders
Note(s)
1. Defined as tangible common equity to tangible assets; see appendix for reconciliation
TCE Ratio
(1)
8.1% 9.1% 9.5% 10.0% 10.2%

4Q10 Tier 1 Common Ratio
8.6%
8.8%
9.8%
11.0%
11.1%
11.4%
DFS AXP C JPM COF BAC
Source SNL, Regulatory Reports dated 12/31/10
Regulatory implications for capital
Pro forma Basel III Ratios
(1)
Ratios
Proposed
Minimum
DFS
Consolidated
(2)
Tier 1 Common 7.0% 10.8%
Tier 1 RBC 8.5% 10.8%
Total RBC 10.5% 14.1%
Tier 1 Leverage
(3)
3.0% 7.9%
Note(s)
1. Preliminary view based on December 2010 Basel Committee guidance, subject to change
2. 12/31/10 estimates for deferred tax assets (DTA); assumes that the two year carryback is allowed and the portion of DTA realized as a result of future profitability is capped at 10%
of common equity
3. Assets include 10% of the $163Bn undrawn credit card lines

$5.0
$1.4
1Q11
Illustrative Target Excess Capital
Excess capital deployment
Tangible Common Equity
(1)
(Bn)
Note(s)
1. See appendix for reconciliation
2. Certain potential uses subject to regulatory approval
8%+/-
Target
Potential Uses of Excess Capital
(2)
• Dividend actions
• Organic growth
• Acquisitions
• Share repurchase

Summary
• Stable revenue with improving credit trends is driving increased net credit revenues and reserve releases
• These benefits will be partially offset by investment spending to drive future growth
• Resulting growth in earnings provides balance sheet flexibility
–
Dividend restored
–
Evaluating excess capital alternatives

2011 Financial Community Briefing
Using our Direct Banking and Payments assets to deliver profitable growth
CONSUMER CONSUMER
DEPOSITS DEPOSITS
DISCOVER DISCOVER
CARD CARD
CONSUMER CONSUMER
LOANS LOANS
PULSE PULSE
DEBIT DEBIT
NETWORK NETWORK
DINERS DINERS
CLUB CLUB
INTERNATIONAL INTERNATIONAL
DISCOVER DISCOVER
NETWORK NETWORK

89 Appendix

Reconciliations
($MM) 2/28/10 5/31/10 8/31/10 11/30/10 12/31/10 2/28/11
Tangible Common Equity Ratio Calculation:
Total Common Equity (TCE) 5,854          6,038          6,111          6,457          6,565          6,899
Less: Goodwill and Intangibles (449)           (448)           (446)           (444)           (448)           (449)
Tangible Common Equity 5,405          5,590          5,665          6,013          6,117          6,450
Total Assets 66,819        62,154        60,058        60,785        63,550        63,506
Less: Goodwill and Intangibles (449)           (448)           (446)           (444)           (448)           (449)
Tangible Assets (TA) 66,370        61,706        59,612        60,341        63,102        63,057
TCE/TA Ratio 8.1% 9.1% 9.5% 10.0% 9.7% 10.2%
Note(s)
Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of TCE to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful valuation to investors of the true net asset value of the company.